EXHIBIT 10.14(a)


                         CONSENT AND AMENDMENT No. 1 dated
                    as of February 23, 1995 (this
                    "Amendment"), to the Credit Agreement
                    dated as of May 11, 1994, among
                    Jefferson Smurfit Corporation, a
                    Delaware corporation ("JSC"); Jefferson
                    Smurfit Corporation (U.S.), a Delaware
                    corporation ("JSCUS"); Container
                    Corporation of America, a Delaware
                    corporation ("CCA"); the lenders named
                    therein (the "Lenders"); Chemical Bank,
                    a New York banking corporation, and
                    Bankers Trust Company, a New York
                    banking corporation, as senior managing
                    agents (in such capacity, the "Senior
                    Managing Agents") for the Lenders; the
                    fronting banks named therein (the
                    "Fronting Banks"); and Chemical Bank, as swingline lender (in such capacity, the "Swingline Lender"), administrative agent (in such capacity, the
                    "Administrative Agent") and collateral
                    agent (in such capacity, the "Collateral
                    Agent").

          A.  JSC, JSCUS, CCA, the Lenders, the Senior
Managing Agents, the Swingline Lender, the Fronting Banks, the Administrative Agent and the Collateral Agent are parties to a Credit Agreement dated as of May 11, 1994 (the
"Credit Agreement"), pursuant to which the Lenders, the Swingline Lender and the Fronting Banks have agreed, pursuant to the terms and subject to the conditions set forth therein, to extend credit to JSCUS and CCA.

          B.  As of December 31, 1994, (i) pursuant to
Section 7.12(c) of the Credit Agreement, JSCE, Inc., a
Delaware corporation ("JSCE"), assumed all the obligations of JSCUS under the Loan Documents; (ii) pursuant to
Section 7.05 of the Credit Agreement, JSCUS was merged with and into CCA, with CCA surviving such merger; and (iii) CCA changed its name to Jefferson Smurfit Corporation (U.S.)
(referred to in this Amendment as the "Borrower").

          C. Pursuant to the Credit Agreement, JSFin is permitted to incur Indebtedness (the "Receivable Program Indebtedness") pursuant to the Receivables Program Documents (as defined in the Credit Agreement). The Borrower has informed the Senior Managing Agents that JSFin desires to refinance the Receivables Program Indebtedness and to enter into the documentation listed on Schedule I hereto and other non-material documentation entered into pursuant to such documentation to provide for the purchase by JSFin of Program Receivables and the financing thereof, all on the terms described in Annex I hereto (collectively, the "New Receivables Transaction"), and has requested that the Required Lenders consent to the New Receivables Transaction.

          D. The Borrower has also requested that certain provisions of the Credit Agreement be amended as set forth herein.

          E. The Required Lenders are willing to consent to the New Receivable Transaction and to amend the Credit
Agreement, pursuant to the terms and subject to the conditions set forth herein.

          F. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement as amended hereby.

          Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

          SECTION 1.  Consent.  The Required Lenders hereby
consent to the consummation by JSFin of the New Receivables
Transaction on terms substantially as set forth on Annex I hereto.

          SECTION 2. Amendment to Article I of the Credit Agreement. (a) The definition of the term "Asset Sale" set forth in Article I of the Credit Agreement is hereby amended by inserting after the words "ordinary course of business" within the parenthetical contained in clause (c) thereof the words "and any Program Receivables".

          (b) The definition of the term "Excess Cash Flow" set forth in Article I of the Credit Agreement is hereby amended by deleting the words "from the Issuer" in clauses (a)(vi) and (b)(ix) thereof.

          SECTION 3.  Amendment to Section 6.04 of the
Credit Agreement. Section 6.04 of the Credit Agreement is hereby amended as follows:

          (a) by deleting from the first line thereof the words "In the case of JSC, JSCUS, CCA and SNC, furnish" and substituting therefor the word "Furnish";

          (b)  by inserting before the words "within
     90 days" in the first line of paragraph (a) thereof, the words "in the case of JSC and, until such time as SNC shall be a wholly owned Subsidiary of JSC, SNC,";

          (c)  (i) by inserting before the words "within
     45 days" in the first line of paragraph (b) thereof, the words "in the case of JSC and, until such time as SNC shall be a wholly owned Subsidiary of JSC, SNC,"
     (ii) by deleting the words "of JSCUS and CCA" in the sixth line thereof and substituting therefor the words
     "of such Person"; and (iii) by deleting the words
     "JSCUS, CCA or SNC, as relevant," in each of the ninth and tenth lines thereof and substituting therefor the words "of such Person";

          (d)  by inserting before the words "within
     30 days" in the first line of paragraph (c) thereof, the words "in the case of JSC and, until such time as SNC shall be a wholly owned Subsidiary of JSC, SNC,";
     and

          (e)  by inserting after the words "financial
     statements" in the first line of paragraph (d) thereof, the words "of any Person".

          SECTION 4.  Amendment to Section 7.12 of the
Credit Agreement. Section 7.12(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          (b) Subject to paragraphs (c) and (d) below, have or create any Subsidiary not identified on
     Schedule 4.08; provided, however, that the Borrower may create one or more new Subsidiaries organized under the laws of the United States or any political subdivision thereof if (i) each such Subsidiary is a wholly owned Subsidiary and is designated by the Borrower as a Material Subsidiary and (ii) the Borrower and each such Subsidiary complies with the applicable provisions of
     Section 6.10.

          SECTION 5.  Substitution of Schedules.
Schedule 1.01(f) of the Credit Agreement is hereby deleted in its entirety and Schedule I hereto is hereby substituted therefor for all purposes under the Loan Documents.

          SECTION 6. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each of JSC, JSCE and the Borrower represents and warrants to each of the Lenders, the Administrative Agent, the Senior Managing Agents, the Fronting Banks, the Swingline Lender and the Collateral Agent that, after giving effect to this Amendment, (a) the representations and warranties set forth in Article IV of the Credit Agreement are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date and (b) no Default or Event of Default has occurred and is continuing.

          SECTION 7.  Conditions to Effectiveness.  This
Amendment shall become effective on the date that the Administrative Agent shall have received counterparts of this Amendment which, when taken together, bear the signatures of JSC, JSCE, the Borrower and the Required
Lenders.

          SECTION 8.  Effect of Amendment.  Except as
expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Swingline Lender, the Fronting Banks, the Collateral Agent, the Senior Managing Agents or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.

          SECTION 9. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

          SECTION 10.  Applicable Law.  THIS AMENDMENT SHALL
BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS
OF THE STATE OF NEW YORK.

          SECTION 11.  Headings.  The headings of this
Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.


          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.


JEFFERSON SMURFIT CORPORATION,

  by

    Name:
    Title:


JSCE, INC.,

  by

    Name:
    Title:


JEFFERSON SMURFIT CORPORATION
(U.S.),

  by

    Name:
    Title:


CHEMICAL BANK, individually
and as Administrative Agent,
Senior Managing Agent,
Swingline Lender and
Collateral Agent,

  by

    Name:
    Title:


BANKERS TRUST COMPANY,
individually and as Senior
Managing Agent,

  by

    Name:
    Title:

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NAME OF INSTITUTION:


                  by
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